                                                              Exhibit 4.6

                                   [SPECIMEN]

                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                 DELAWARE


NUMBER                                                              SHARES
XXXXXX                                                              XXXXXX

                      JOHN DEERE CAPITAL CORPORATION

        AUTHORIZED CAPITAL_______________SHARES___________PAR VALUE

THIS CERTIFIES THAT___________________________________________is the owner of

________________________________________________full paid and non-assessable

SHARES OF THE CAPITAL STOCK OF______________________________________________

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,

this ___________________________day               of_______________ A.D. 19___

________________________________                    __________________________
                      SECRETARY                                    PRESIDENT


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FOR VALUE RECEIVED, ___hereby sell, assign and transfer

unto_____________________________________________________________

___________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________ 19__
     In presence of

_________________________       ___________________________________


             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
         MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
               ENLARGEMENT, OR ANY CHANGE WHATEVER













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